Construction Contracts - Summary of Gross Amount of Assets and Liabilities for Contract and Accumulated Earned Revenue, Expense and Others (Details) - KRW (₩) ₩ in Millions		Dec. 31, 2024	Dec. 31, 2023
Accumulated earned revenue, expense and others
Accumulated earned revenue		₩ 24,255,432	₩ 22,996,785
Accumulated expense		24,008,579	22,382,628
Accumulated profit		246,853	614,157
Unearned advance receipts		80,069	74,253
Construction contracts
Construction Contract Assets and Liabilities [Abstract]
Assets	[1]	1,159,085	183,204
Liabilities	[2]	₩ 161,778	₩ 270,789

[1]	Included in trade and other receivables, net, in the consolidated statements of financial position.
[2]	Included in non-financial liabilities as advance received in the consolidated statements of financial position. The revenue recognized on December 31, 2024 from the amounts included in contract liabilities at the end of the prior year is ￦247,819 million.